VISION GROUP OF FUNDS

     Supplement to the Combined Class A Shares and Class B Shares Prospectus dated February 15, 2001, the Combined Institutional Funds Prospectus dated February 15, 2001 and the Combined Class S Shares Prospectus dated June 30, 2000 (Revised November 8, 2000)

     A Special Meeting of Shareholders of the VISION Group of Funds ("Trust") was held on June 28, 2001 at 2:00 p.m., Eastern time, at the Trust's principal place of business, 5800 Corporate Drive, Pittsburgh, PA 15237-7010. At this meeting, shareholders of the Trust approved the changes described below, except for VISION Money Market Fund, VISION New York Tax-Free Money Market Fund, VISION Managed Allocation Fund - Conservative Growth, VISION Managed Allocation Fund - Moderate Growth, and VISION Managed Allocation Fund - Aggressive Growth (collectively, the "Adjourned Funds"), which did not obtain quorum or approval and adjourned the meeting to a future date in an effort to obtain quorum and approval. Unless otherwise noted, the effective date of these changes is July 1, 2001.

1.   John S. Cramer was elected as a Trustee of the Trust.

2. All Funds except the Adjourned Funds approved a policy to permit the Trust and the M&T Asset Management Department of Manufacturers and Traders Trust Company, the Funds' investment adviser ("Adviser"), to terminate, replace or add subadvisers or modify subadvisory agreements without shareholder approval.

3. VISION Small Cap Stock Fund approved the replacement of Martindale Andres & Co., Inc. ("Martindale") as a subadviser with LSV Asset Management ("LSV") to manage the value equity portion of the Fund's portfolio. LSV is an active quantitative value equity money manager that currently oversees $7 billion of client assets in a broad range of investment styles for retirement plans, endowments and foundations, corporations, public funds and mutual fund sponsors. LSV's principal place of business is 200 West Madison Street, Suite 2780, Chicago, Illinois 60806. For all services to be rendered, facilities furnished and expenses paid or assumed by LSV, the Adviser (and not the Fund) will pay LSV an annual fee equal to 0.65% on the first $50 million of the average daily net asset value of the assets, and 0.55% of such assets in excess thereof. Such fee shall accrue daily and be paid monthly.

     The value equity portion of the Fund will be managed by LSV's team of portfolio managers, who are supported by specialized fundamental, quantitative and technical analysts. The role of the portfolio management team includes quantitative modeling, research, performance measurement and attribution analysis, benchmarking, optimization and programming. The team will conduct ongoing research relating to management of the value equity portion of the Fund.

4. VISION Small Cap Stock Fund approved the replacement of Martindale as a subadviser with Mazama Capital Management, Inc. ("Mazama") to manage the growth equity portion of the Fund's portfolio. Mazama focuses solely on small cap investing and has managed small cap portfolios since 1993. Mazama currently oversees $644 million of client assets in 26 institutional accounts, including accounts for corporations, public funds and mutual fund sponsors. Mazama's principal place of business is One SW Columbia Street, Suite 1860, Portland, Oregon 97258. For all services to be rendered, facilities furnished and expenses paid or assumed by Mazama, the Adviser (and not the Fund) will pay Mazama an annual fee equal to 0.70% on the average daily net asset value of the assets. Such fee shall accrue daily and be paid monthly.

     The  growth  equity  portion  of the  Fund's  portfolio  will be managed by
Mazama's  team  of  portfolio   managers  who  are   supported  by   specialized
fundamental, quantitative and technical analysts.

5. VISION New York Tax-Free Money Market Fund did not obtain quorum, and therefore the Fund adjourned its consideration of the proposal to amend the Fund's fundamental investment policy relating to investing in tax-exempt securities.


     If the Adjourned Funds are able to successfully reconvene with the required quorum and vote to approve any of the matters discussed in items 2 and 5 above, then shareholders of the respective Adjourned Funds will be notified before any changes are made as a result of approving such matters.


                                                                   June 30, 2001


Cusip 92830F406   Cusip 92830F844
Cusip 92830F752   Cusip 92830F794
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26612 (06/01)                                                     519231